[GRAPHIC]

                        AMERICAN PENSION INVESTORS TRUST


                                 CLASS D SHARES


                   API EFFICIENT FRONTIER CAPITAL INCOME FUND


                          PROSPECTUS DATED JULY 1, 2004
                           (As Revised August 4, 2004)

This prospectus relates to the Class D shares of API Efficient Frontier Capital Income Fund ("Capital Income Fund," or the "Fund"), a series of American Pension Investors Trust ("API Trust," or the "Trust"). Class D shares are only available to investors who were invested in the Fund on July 1, 2004 and continue to remain invested in the Fund.
















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   LIKE ALL MUTUAL FUND SHARES, THE U. S. SECURITIES AND EXCHANGE COMMISSION
   HAS NOT APPROVED OR DISAPPROVED THE SHARES OFFERED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


          About the Funds
          ---------------

         Investment Objectives and Strategies . . . . . . . . . . . .3

         Principal Risks  . . . . . . . . . . . . . . . . . . . . . .4

         Performance  . . . . . . . . . . . . . . . . . . . . . . . .6

         Fees and Expenses  . . . . . . . . . . . . . . . . . . . . .7

         About Your Investment
         ---------------------

         Management . . . . . . . . . . . . . . . . . . . . . . . . .3

         How to Invest  . . . . . . . . . . . . . . . . . . . . . . .10

         Determining Net Asset Value  . . . . . . . . . . . . . . . .11

         How to Sell Your Shares  . . . . . . . . . . . . . . . . . .11

         Services for Investors . . . . . . . . . . . . . . . . . . .13

         Distribution Arrangements  . . . . . . . . . . . . . . . . .14

         Dividends and Taxes  . . . . . . . . . . . . . . . . . . . .16

         Financial Highlights . . . . . . . . . . . . . . . . . . . .18

         General Information  . . . . . . . . . . . . . . . . . . . .19



No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering made by this prospectus and, if given or made, such information and representations must not be relied upon as having been authorized by the Fund or its distributor. This prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction to any person to whom such offering may not lawfully be made.

                      INVESTMENT OBJECTIVES AND STRATEGIES

API EFFICIENT FRONTIER CAPITAL INCOME FUND (THE "CAPITAL INCOME FUND")

INVESTMENT OBJECTIVE: High current income, as well as growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES:

The Capital Income Fund seeks to achieve its investment objective by investing primarily in (1) shares of open-end and closed-end investment companies (the "underlying funds") that seek to achieve an objective of high current income by investing in income-producing equity securities, including dividend-paying common stocks and convertible securities, long- or short-term bonds and other fixed-income securities (such as U.S. Government securities, commercial paper and preferred stock); and (2) Standard & Poor's Depositary Receipts(TM), Word Equity Benchmark Shares(TM) and similar securities that represent interests in a portfolio of common stocks designed to track the performance of a broad-based securities index (the "index securities"). The Capital Income Fund normally invests in ten to 50 underlying funds and invests up to 75% of its total assets in global funds (which invest in foreign and U.S. securities) and international funds (which invest in foreign securities). The Capital Income Fund may also invest up to 35% of its total assets directly in equity and debt securities of U.S. issuers.

The Adviser selects underlying funds to invest in based, in part, upon an analysis of their past performance and their investment objectives, policies and the investment style of their investment advisers. In selecting underlying funds in which to invest, the Adviser also considers, among other factors, the underlying fund's size, cost structure and the reputation and stability of their investment advisers. In selecting closed-end underlying funds in which to invest, the Adviser also considers the underlying fund's historical market discounts, and its policies regarding repurchase, tender offer, and dividend reinvestment programs, as well as provisions for converting into an open-end fund. The Capital Income Fund may invest in the securities of closed-end underlying funds that, at the time of investment by the Capital Income Fund, are either trading at a discount or a premium to net asset value. The Adviser will invest directly in equity or debt market securities when it believes attractive investment opportunities exist. The Adviser may sell a security or redeem shares of an underlying fund if its performance does not meet the Adviser's expectation, if the Adviser believes there are more attractive opportunities elsewhere, or to raise cash to meet shareholder redemptions or to pay expenses.

ADDITIONAL INFORMATION

TEMPORARY INVESTMENTS:

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or any portion of its assets in money market mutual funds or money market instruments, including repurchase agreements. During periods when the Fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER:

The Fund may engage in active and frequent trading of portfolio securities. If the Fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

UNDERLYING FUNDS

The Fund may invest in shares of the same underlying fund as other API Trust Funds affiliated with the Fund; however, the Fund and its affiliates may not hold more than 3% of an underlying fund's shares.


                                 PRINCIPAL RISKS

GENERAL RISKS

There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. There is no assurance that the Fund will meet its investment objective. For more information relating to the risks of investing in the Fund, please see the Trust's Statement of Additional Information ("SAI").

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT COMPANY RISK. Any investment in an open-end or closed-end investment company involves risk, and although the Fund invests in a number of underlying funds, this practice does not eliminate investment risk. The value of shares of an underlying fund will go up and down in response to changes in the value of its portfolio holdings. The value of equity securities held by an underlying fund rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities held by an underlying fund are vulnerable to credit risk and interest rate fluctuations. When interest rates rise, the price of debt securities falls. In general, debt securities with longer-term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms.

None of the underlying funds are affiliated with the Fund or its Adviser. Therefore, investment decisions by the investment advisers of the underlying funds are made independently of the Fund and the Fund's Adviser. The investment adviser of one underlying fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another underlying fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

Some of the underlying funds also could incur more risks than others. For example, they may trade their portfolios more actively (which results in higher brokerage costs) or invest in companies whose securities are more volatile. In addition, they may engage investment practices that entail greater risks. In particular, the underlying funds may: invest in securities of foreign issuers, including securities of emerging markets, which may be more volatile and less liquid than other securities; invest in illiquid securities; invest in warrants; lend their portfolio securities; sell securities short; borrow money for investment purposes; invest 25% or more of their total assets in one industry; and enter into options, futures and forward currency contracts.

Investing in the Fund also involves certain additional expenses and certain tax consequences that would not be present in a direct investment in the underlying funds. You should recognize that you may invest directly in the underlying funds and that, by investing in the underlying funds indirectly through the Fund, you will bear not only your proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying funds.

CLOSED-END FUND RISK. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

INDEX SECURITY AND FUND RISK. Index securities and index funds are not managed in the traditional sense, using economic, financial and market analysis, nor will the adverse financial situation of an issuer directly result in its elimination from the index. In addition, investments in index securities involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of index securities may trade at a market discount.

EQUITY SECURITY RISK. The value of equity securities can be affected by changes in U.S. or global economies and foreign markets, or the performance of corporations issuing such securities. In general, equity securities tend to move in cycles, with periods of rising prices and periods of falling prices.

DEBT SECURITY RISK. The values of debt securities held by a Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than fixed income securities with shorter terms. A debt security (other than a U.S. government obligation) is also subject to credit risk, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

                                   PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

PERFORMANCE INFORMATION. The bar chart and table presented show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. The bar chart shows how the performance of Class D Shares has varied from year to year. The bar chart does not reflect the effect of deferred sales charges; if it did, the total returns shown would be lower. The table that follows the bar chart shows the average annual return over several time periods. This table reflects deferred sales charges. The table compares the Fund's returns to returns of a broad-based market index that is unmanaged and that does not include any sales charges or expenses. Keep in mind that past performance (before and after taxes) may not indicate how well the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

CAPITAL INCOME FUND
TOTAL RETURN

[The plot points are as follows:]


-0.37%  27.22%  17.70% 25.24%  10.73%  20.39%  -10.57%  -13.13%  -17.07%  34.26%
 1994    1995    1996   1997    1998    1999    2000     2001     2002     2003



During the period covered by the bar chart, the highest return for a quarter was 17.47% (quarter ended June 30, 2003) and the lowest return for a quarter was -16.24% (quarter ended September 30, 2001). The year to date total return as of March 31, 2004 was 3.94%.

                                                                 CAPITAL INCOME FUND*
                                                             AVERAGE ANNUAL TOTAL RETURN
                                                      (FOR THE PERIODS ENDED DECEMBER 31, 2003)
                                                         1 YEAR       5 YEARS        10 YEARS
                                                         ------       -------        --------
Capital Income Fund - Class D Shares
Return Before Taxes                                      32.76%        0.81%         7.98%
Return After Taxes on Distributions                      32.62%       (0.48%)        5.93%
Return After Taxes on Distributions and Sale of
     Fund Shares                                         21.48%        0.31%         5.99%
----------------------------------------------------------------------------------------------
MSCI World Equity Index(1)                               33.76%       (0.39%)        7.58%


*    Prior to July 1, 2004, the API Efficient  Frontier  Capital Income Fund was named "Capital
     Income Fund."

(1)  The MSCI World Equity Index  measures the  performance  of securities  listed on the major stock exchanges of all developed market countries (currently 22 countries). The MSCI World
     Equity Index reflects no deductions for fees, expenses, or taxes.


                               FEES AND EXPENSES

The table below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

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SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Deferred Sales Charge (Load)(1)              1.50%

ESTIMATED ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)

Management Fee                                       0.60%
Distribution (12b-1) and Service Fees                0.50%(2)
Other Expenses:
     Interest expense                                0.00%
     Other                                           0.72%
Total other expenses(3)                              0.72%
Total Annual Fund Operating Expenses(4)              1.82%
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(1)  You will be subject to a 1.50%  deferred  sales  charge if you redeem  your shares within five years of purchase. The deferred sales charge is based upon the lesser of: (1) the net asset value of the shares redeemed or (2) the cost of such shares.

(2) The Trust has adopted a Plan of Distribution for the Fund's Class D Shares pursuant to Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to Unified Financial Securities, Inc., the distributor of the Fund (the "Distributor"). Class D Shares of the Fund pay a maximum distribution and service fee of 0.50% of Class D Shares' average daily net assets. Of this amount, 0.25% represents distribution 12b-1 fees payable under Class D Shares' Rule 12b-1 Plan and 0.25% represents shareholder servicing fees. The higher 12b-1 fees borne by Class D Shares may cause long-term investors to pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers ("NASD").

(3) "Other Expenses" include custody and transfer agency fees, legal and audit expenses, trustee compensation and registration fees.

(4) "Total Annual Fund Operating Expenses" are based on operating expenses incurred by the Fund for the fiscal year ended May 31, 2004, adjusted to reflect current fees. An investor in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the underlying funds.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR      3 YEARS      5 YEARS      10 YEARS
                        ------      -------      -------      --------
CAPITAL INCOME FUND      $187        $577         $993         $2,152

                                   MANAGEMENT

Yorktown Management and Research Company, Inc., located at 2303 Yorktown Avenue, Lynchburg, Virginia 24501, serves as the Fund's investment adviser and is responsible for the Fund's day-to-day management. Services provided by the Adviser include the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund. Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services.

The Adviser has served as the investment adviser to the Fund since its inception. The Adviser was organized in 1984 and is controlled by David D. Basten. In addition, Mr. Basten currently serves as the Fund's portfolio manager, and he has served in that capacity since commencement of each Fund' operations.

For its services, the Adviser receives a monthly fee from the Fund, calculated at an annual rate of the average daily net assets for the Fund. For the fiscal year ended May 31, 2004, the Fund paid a fee of 0.59% to the Adviser (after waivers and reimbursements) as a percentage the Fund's of average daily net assets.

Pursuant to an Accounting and Pricing Services Agreement (the "Accounting Agreement"), Yorktown also acts as the accounting services agent of the Fund. As the accounting services agent of the Fund, Yorktown maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business. For its services as accounting agent, Yorktown receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, and a minimum fee plus out-of-pocket expenses.

                                  HOW TO INVEST

You may obtain application forms for the purchase of Class D shares of the Fund by contacting the shareholder services department ("Shareholder Services") of Unified Fund Services, Inc., (the "Transfer Agent") , the Fund's transfer agent, at the address or telephone number shown below.

     API Trust
     P.O. Box 8595
     Indianapolis, IN 46206-6110
     (888) 933-8274

The minimum initial investment in the Fund is $500, and the minimum for additional investments is $100. An exception to these minimums is granted for investments made pursuant to special plans or if approved by the Fund's distributor, Unified Financial Securities, Inc. (the "Distributor"). All orders are executed at the net asset value per share next computed after receipt and acceptance of the order by Shareholder Services. If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, Shareholders Services will be deemed to have received your purchase order when that third party has received your order. Shares of the Fund are sold subject to a contingent deferred sales charge payable upon certain redemptions. The Trust and Distributor reserve the right to reject any purchase order and to discontinue offering shares of the Fund for purchase.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account as part of the Trust's Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P. O. Box will not be accepted. Please contact Shareholder Services at (888) 933-8274 if you need additional assistance. If we are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value.

If we are unable to verify your identity, as required by anti-money laundering laws, we may refuse to open your account or may open your account pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value.

INVESTING BY WIRE. You may purchase Class D shares of the Fund by requesting your bank to wire funds directly to the Transfer Agent. To invest by wire please call Shareholder Services at (888) 933-8274 for instructions. Your bank may charge you a small fee for this service. Be sure to include your name and account number in the wire instructions that you provide your bank.

INVESTING BY MAIL. For subsequent purchases of Class D shares by mail, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and tax identification number(s). Please be sure to specify the class of shares in which you wish to invest.

SHARE CLASS ALTERNATIVES. The Fund offers investors three different classes of shares, one of which, Class D Shares, is offered by this prospectus. Each Fund also offers Advisor Class and Class C shares by separate prospectuses. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares, be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

RIGHT OF REFUSAL. The Trust may reject or cancel any purchase orders, including exchanges, for any reason. The Fund is intended primarily for long-term investment and does not knowingly accept investors who engage in disruptive short-term trading. Short-term trading or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, that, in the Trust's opinion, may be disruptive to the Fund. For these purposes, the Trust may consider an investor's trading history in the Fund, and accounts under common ownership or control.
Notwithstanding the Trust's efforts, it may be unable to detect or deter disruptive trading activity by certain persons, which can lead to disruption of management of, and additional costs to, the Fund.

                           DETERMINING NET ASSET VALUE

The Fund's share price, called its net asset value ("NAV") per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open. NAV per share is computed by adding the total value of the Fund's investments and other assets (including dividends accrued but not yet collected) attributable to the Fund's Class D, Advisor or C Class shares, subtracting any liabilities (including accrued expenses) attributable to the Fund's Class D, Advisor or C Class, shares, and then dividing by the total number of the applicable classes' shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the different classes may vary.

If a security or securities that the Fund owns are traded after the NYSE is closed (for example in an after-hours market) the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.

Shares of open-end underlying funds are valued at their respective NAV under the 1940 Act. The underlying funds generally value securities in their portfolio for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of trustees of the underlying fund. Money market funds with portfolio securities that mature in 397 days or less may use the amortized cost to value their securities or penny-rounding methods to compute their price per share. Securities that are listed on U.S. exchanges are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the previous day's closing price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price. U.S. Treasury securities are priced at an evaluated mean of the last bid and asked prices available prior to valuation. Other securities traded in the OTC market are valued at the last bid price available prior to valuation.

Other Fund assets are valued at current market value or, where unavailable or unreliable, at fair value as determined in good faith by or under the direction of the Board of Trustees. Securities having 60 days or less remaining to maturity are valued at their amortized cost.


                             HOW TO SELL YOUR SHARES

YOU MAY SELL YOUR CLASS D SHARES IN THREE DIFFERENT WAYS:

   o by mailing a written redemption request for a check or wire representing the redemption proceeds to Shareholder Services;

   o by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $50,000 and the check is being sent to the record address for the account, which has not changed in the prior three months); or

   o by making a telephone request for redemption proceeds to be wired to a predesignated bank.

REDEMPTIONS BY MAIL. A written request for redemption must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wiring instructions. Upon receipt by Shareholder Services of a redemption request in "good order," as described in "Exchange Privileges" below, the shares will be redeemed at the net asset value per share computed at the close of regular trading on the NYSE on that day. Redemption requests received after the close of regular trading will be executed at the net asset value per share next computed. The signature(s) on all redemptions of $50,000 or more or redemptions requesting that the proceeds check be made payable to someone other than the registered owner(s) or sent to an address other than the record address (or sent to the record address if that address has been changed in the previous three months) must be guaranteed in the manner described in "Exchange Privileges," below, with respect to share certificates.

TELEPHONE REDEMPTIONS. To redeem shares by telephone, call Shareholder Services directly at (888) 933-8274. Telephone redemptions are not available for retirement plans other than individual retirement accounts. When a redemption request is made by telephone, a shareholder may choose to receive redemption proceeds either by having a check payable to the shareholder mailed to the address of record on the account, provided the address has not changed during the past three months and the redemption amount does not exceed $50,000, or by having a wire sent to a previously designated bank account.

Telephone redemptions by check are available to all shareholders of the Fund automatically unless this option is declined in the application or in writing. Shareholders may select the telephone redemption wire service when filling out the initial application or may select it later by completing the appropriate form that is available from Shareholder Services.

A telephone redemption request must be received by Shareholder Services prior to the close of regular trading on the NYSE. If a telephone request is made after the close of regular trading on the NYSE or on a day when the NYSE is not open for business, the Fund cannot accept the request and a new request will be necessary.

WIRE REDEMPTIONS. Wire redemptions by telephone may be made only if the bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. If a shareholder decides to change the bank account to which proceeds are to be wired, the change must be effected by filling out the appropriate form that is available from Shareholder Services.

                             ADDITIONAL INFORMATION

Proceeds resulting from a redemption request normally will be mailed to you or wired to your bank the next business day after receipt of a request in good order. The Trust, however, may delay sending redemption proceeds for up to seven days. If Fund shares were purchased by check and are redeemed within 15 days of such purchase, you may experience additional delays in receiving redemption proceeds. The Trust generally will postpone sending redemption proceeds from an investment made by check until the Trust can verify that the check has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier's check or certified check. If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be canceled and such proceeds shall be reinvested in the Fund at the per share NAV determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request. If there is a question concerning the redemption of fund shares, contact Shareholder Services.

The Fund may not suspend the right of redemption, or postpone payment for more than seven days, except when the NYSE is closed for other than weekends or holidays, when trading on the NYSE is restricted, during an emergency (as determined by the SEC) that makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem shareholder accounts of less than $500 net asset value resulting from redemptions or exchanges. If the Trust elects to redeem such shares, it will notify the shareholder of its intention to do so, and provide the shareholder with the opportunity to increase the amount invested to $500 or more within 30 days of notice.

The Fund may duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling Shareholder Services at (888) 933-8274.


                             SERVICES FOR INVESTORS

SYSTEMATIC INVESTMENT PLAN:

You may purchase Fund shares through a Systematic Investment Plan. Under the Plan, your bank checking account will automatically be debited monthly or quarterly in an amount equal to at least $100. You may elect to participate in the Systematic Investment Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.

SYSTEMATIC WITHDRAWAL PLAN:

If you have made an initial investment of at least $10,000 in the Fund or otherwise have accumulated shares valued at no less than $10,000, you are eligible to sell shares through a Systematic Withdrawal Plan. If so eligible, you may arrange for fixed withdrawal payments (minimum payment -- $100; maximum payment -- 1% per month or 3% per quarter of the total net asset value of the Fund shares in the shareholder account at inception of the Systematic Withdrawal
Plan) at regular monthly or quarterly intervals. Withdrawal payments will be made to you or to the beneficiaries designated by you. You are not eligible to sell shares through a Systematic Withdrawal Plan if you are making regular purchase payments pursuant to the Systematic Investment Plan. You may elect to participate in the Systematic Withdrawal Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services. A deferred sales charge is not imposed on amounts redeemed pursuant to the Systematic Withdrawal Plan provided that the amount redeemed for a particular Fund does not exceed on an annual basis 10% of your account value at the time the election to participate in the Systematic Withdrawal Plan is made.

EXCHANGE PRIVILEGES:

You may exchange shares of the Fund for the same class of shares of any of the other API Trust Funds. You may place exchange orders in writing with Shareholder Services, or, by telephone, if a written authorization for telephone exchanges is on file with Shareholder Services.

All permitted exchanges will be effected based on the NAV per share of each Fund that is next computed after receipt by Shareholder Services of the exchange request in "proper order." An exchange request is considered in "proper order" only if:

     1.   The dollar amount or number of shares to be purchased is indicated.

     2. The written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account.

     3. Where share certificates have been issued, the written request is accompanied by the certificates for shares to be redeemed, properly endorsed in form for transfer, and either the share certificates or separate instructions of assignment (stock powers) signed by each registered owner and co-owner exactly as the shares are registered.

     4. The signatures on any share certificates (or on accompanying stock powers) are guaranteed by a member of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program
          (SEMP) or the New York Stock Exchange, Inc.'s Medallion Signature Program (MSP). Signature guarantees from a notary public are not acceptable.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the exchange request.

The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders. Before making any exchange, you should contact Shareholder Services or your broker to obtain more information about exchanges. For tax purposes, an exchange is treated as a redemption of one Fund's shares and a subsequent purchase of the other Fund's shares. Any capital gain or loss on the exchanged shares should be reported for income tax purposes. The price of the acquired shares will be their cost basis for those purposes.

No deferred sales charge will be imposed on exchanges into another Fund (the Exchange Fund). A deferred sales charge may, however, be imposed upon the redemption of shares of the Exchange Fund. The amount of such deferred sales charge will be determined based on the aggregate time the shareholder held shares of the original Fund and the Exchange Fund.


                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Unified Financial Securities, Inc., the distributor for the Fund ("the Distributor"). Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

SALES CHARGES -- CLASS D SHARES

Class D Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. A deferred sales charge of 1.50% applies if Class D Shares are sold within five years of purchase.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See "Waiver of Deferred Sales Charge -- Class D Shares" below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the cost of such shares. Class D Shares are subject to a Distribution 12b-1 and Service Fee as described below under "Rule 12b-1Fees".

WAIVER OF DEFERRED SALES CHARGE -- CLASS D SHARES

The deferred sales charge on Class D Shares may be waived for:

     1. certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

     2. redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

     3. redemptions where your dealer of record notifies the Distributor, prior to the time of investment, that the dealer waives the 1.50% advance payment otherwise payable to such dealer;

     4. withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

     5.   withdrawals   through  Systematic   Monthly   Investment   (systematic
          withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling the Trust at (800) 544-6060 or Shareholder Services at (888) 933-8271. All account information is subject to acceptance and verification by the Fund's Distributor.

GENERAL. The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

RULE 12b-1 FEES. The Board of Trustees has adopted a Distribution and Service Plan for the Fund's Class D Shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Fund may finance from the assets of Class D shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor by the Fund is computed on an annualized basis reflecting the average daily net assets of a class, equal to 0.50% for Class D Share expenses. Of this amount, 0.25%
represents distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of a Class D Shares' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

In addition to paying fees under the 12b-1 plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Adviser or Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash payments to intermediaries who sell shares of the Fund, including affiliates of the Adviser. Such payments and compensation ore in addition to the service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Adviser or Distributor may also pay cash compensation in the form of finder's fees that vary depending on the dollar amount of shares sold.

From time to time, the Adviser or Distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional means, tickets or other entertainment; and/or (iii) sponsorship of regional or national events of intermediaries.


                               DIVIDENDS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund declares and pays dividends from its net investment income (including dividends from underlying funds) and distributes any net capital gains realized from the sale of its portfolio securities (including shares of underlying funds) at least annually. Unless the Trust receives written instructions to the contrary from a shareholder before the record date for a distribution, the shareholder will receive that distribution in additional Fund shares of the distributing class at their NAV on the reinvestment date.

TAXATION OF SHAREHOLDERS. Dividends and other distributions by a Fund to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), are taxable to them regardless of whether the distributions are received in cash or reinvested in additional Fund shares. Dividends from a Fund's investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, including dividends from underlying funds attributable to any of the foregoing and net gains on redemptions of underlying fund shares held for one year or less, all determined without regard to any deduction for dividends paid) generally are taxable as ordinary income (except as mentioned below), whereas distributions of a Fund's net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of how long the shareholder held its shares.

A Fund's dividends attributable to "qualified dividend income" (i.e., dividends it receives on stock of most U.S. corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing, and other restrictions, including dividends from any underlying fund attributable to dividends from such corporations with respect to which the underlying fund satisfies those restrictions) ("QDI") generally are subject to federal income tax at the rates applicable to net capital gain, including a 15% maximum rate, for individual shareholders who satisfy those restrictions with respect to their shares on which the Fund dividends were paid. If a Fund's QDI is at least 95% of its gross income (as specially computed), the entire dividend will qualify for that treatment. A portion of a Fund's dividends -- not exceeding the aggregate dividends it receives from domestic corporations only -- also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

Distributions to you of a Fund's net capital gain, including gain it realizes on the redemption of any underlying fund's shares it held for more than one year and distributions from any underlying fund of the latter's net capital gain, also are subject to a 15% maximum federal income tax rate for individual shareholders (through the Fund's last taxable year beginning before January 1, 2009).

The portion of the dividends the Income Fund pays that are attributable to interest earned on its investments that are direct U.S. Government obligations generally are not subject to state and local income taxes. Each Fund advises its shareholders of the tax status of distributions following the end of each calendar year.

A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis in the redeemed shares. An exchange of a Fund's shares for shares of another Fund will have similar tax consequences. Capital gain recognized on a redemption or exchange of Fund shares held for more than one year will be long-term capital gain and will be subject to federal income tax, for an individual shareholder, at the maximum 15% rate mentioned above.

The foregoing only summarizes some of the important federal income tax considerations generally affecting the Funds and their shareholders; see the SAI for a further discussion. Because other federal, state, or local tax considerations may apply, investors are urged to consult their tax advisers.

                              FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total return in each table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Trust's annual report, which is available upon request.

                                                                INVESTMENT OPERATIONS
                                       ------------------------------------------------------------------------

                                                                               NET REALIZED &
                                                                               UNREALIZED GAIN       TOTAL FROM
FOR THE YEAR ENDED                     NET ASSET VALUE,    NET INVESTMENT      (LOSS) ON             INVESTMENT
MAY 31,                                BEGINNING OF YEAR   INCOME (LOSS)       INVESTMENTS           OPERATIONS
------------------                     -----------------   --------------      ---------------       ----------

CAPITAL INCOME FUND - CLASS D SHARES
2004                                      $ 13.98              $ 0.14                $ 2.45              $ 2.59
2003                                        15.31                0.01                (1.34)              (1.33)
2002                                        16.54              (0.13)                (1.07)              (1.20)
2001                                        22.83                0.03                (2.37)              (2.34)
2000                                        23.03                0.15                  1.90                2.05

                                                                     DISTRIBUTIONS
                                       ------------------------------------------------------------------------

                                                           FROM NET REALIZED
FOR THE YEAR ENDED                     FROM NET            GAIN ON              TOTAL           NET ASSET VALUE,
MAY 31,                                INVESTMENT INCOME   INVESTMENTS          DISTRIBUTIONS   END OF YEAR
------------------                     -----------------   -----------------    -------------   ----------------

CAPITAL INCOME FUND - CLASS D SHARES
2004                                    $ (0.12)              $  --             $ (0.12)             $ 16.45
2003                                         --                  --                  --                13.98
2002                                      (0.01)              (0.02)               (0.03)               15.31
2001                                      (0.16)              (3.79)               (3.95)               16.54
2000                                      (0.50)              (1.75)               (2.25)               22.83

                                                               RATIOS/SUPPLEMENTAL DATA
                                 -----------------------------------------------------------------------------------
                                                                    NET INVESTMENT
                                                  EXPENSES TO       INCOME (LOSS)    PORTFOLIO        NET ASSETS END
FOR THE YEAR ENDED               TOTAL RETURN     AVERAGE NET       TO AVERAGE NET   TURNOVER RATE    OF YEAR
MAY 31,                          (A)(%)           ASSETS(%)(B)      ASSETS(%)        (%)              (THOUSANDS)
------------------               ---------------  ------------      ---------------  -------------    --------------

CAPITAL INCOME FUND - CLASS D
SHARES
2004                                 18.51           2.08              0.89             113            $ 19,043
2003                                 (8.69)          2.17              0.03             100              11,373
2002                                 (7.30)          2.13             (0.97)             30              10,467
2001                                (11.32)          1.84             (0.27)             89               9,952
2000                                  9.49           1.43              0.82              53              11,074

(A)  Does not reflect contingent deferred sales charge.
(B)  Without  fees  waived by the  adviser,  the ratio of  expenses to average net assets for the years ended May 31,
     2004, 2003, 2002, 2001 and 2000 would have been 2.09%,  2.28%,  2.24%,  2.09% and 1.84%,  respectively.

                                                         18

                              GENERAL INFORMATION

Shareholders may direct general inquiries to the Trust at the address or number listed below. Inquiries regarding shareholder account information should be directed to Shareholder Services at the address or number listed below.

TRUST
         American Pension Investors Trust
         P.O. Box 2529 2303
         Yorktown Avenue
         Lynchburg, Virginia 24501
         (800) 544-6060

SHAREHOLDER SERVICES
          API Trust                               For Overnight Deliveries:
          P.O. Box 6110                           API Trust
          Indianapolis, Indiana 42606-6110        431 N. Pennsylvania Street
          (888) 933-8271                          Indianapolis, Indiana 46204

     You can obtain more information about the Fund in:

o the SAI dated July 1, 2004, which contains detailed information about the Fund, particularly their investment policies and practices. You may not be aware of important information about the Fund unless you read both this prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (that is, the SAI is legally part of this prospectus.

o the ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the year covered by the report.

To request a copy of the current SAI or copies of the Fund's most recent Annual and Semi-annual Reports, without charge, or for other inquiries, please contact us:

         BY MAIL:      American Pension Investors Trust
                       P.O. Box 2529 2303
                       Yorktown Avenue
                       Lynchburg, Virginia 24501

         BY TELEPHONE: (800) 544-6060

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information about the operation of the Public Reference Room.) Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may also be obtained for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The Trust's SEC 1940 Act file number is: 811-04262

                                       19